SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________

                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 23, 2007

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

       NEVADA                         4700                   91-2051923
  (State or Other              (Primary Standard           (IRS Employee
  Jurisdiction of          Industrial Classification     Identification No.)
  Incorporation or                   Number)
    Organization)

                     2400 East Commercial Blvd. Suite 618
                           Ft. Lauderdale, FL 33308
                   (Address of Principal Executive Offices)

                                (954) 771-0650
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1. Registrant's Business and Operations.

None.

Item 2.01	Completion of Acquisition or Disposition of Assets

Invicta Group Inc. ("Invicta") has executed, as of March 1, 2007, and closed, as of March 23, 2007, a Purchase Agreement (the "Purchase Agreement") with William Kirby and EXTRAORDINARY VACATIONS USA Inc. ("EXVG"), a Nevada corporation, (jointly the "Selling Shareholders") individuals and sole shareholders of Maupintour Inc. LLC, a Nevada corporation ("Maupintour").

Maupintour is located in Las Vegas, Nevada and Lawrence, Kansas and, among other things, owns (1) a wholesale and retail travel company, (2) certain domain names, (3) an email database of over 2,000,000 travel agencies and customers, (4) an Airlines Reporting Corporation (ARC) appointment, (5) various bank and credit card merchant accounts, (6) two Internet websites, and (7) computer equipment for email broadcasting from the Las Vegas office.

In consideration of $1.00 payment to EXVG and the assumption of all debt of Maupintour, not to exceed $900,000, Invicta has acquired 100% of the outstanding stock and assets of Maupintour. At the completion of the closing, Maupintour became a wholly owned subsidiary of Invicta.

An audit of Maupintour will be conducted within 71 days of the filing of this Form 8-K. If the audit shows a larger debt then $900,000 or the financial projections provided by the Selling Shareholders do not materialize over the next 9 months, Invicta has the right to return Maupintour to the Selling Shareholders and forgive money that was invested in Maupintour.

Item 3. Securities and Trading Markets.

None.

Item 4.	Matters Related to Accountants and Financial Statements

None.

Item 5. Corporate Governance and Management.

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

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Item 8. Other Events.

None.

Item 9. Financial Statements and Exhibits.

The Company will file within 71 days of the filing of this Form 8-K the financial statements for the businesses acquired for the periods specified in Rule 3-05(b) of Regulation S-X and any pro forma financials required by
Article 11 of Regulation S-X.

Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.		Exhibit

99.1			Purchase Agreement, dated as of March 1, 2007.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:					Invicta Group Inc.


Date: 3/29/07				By: /s/ William Forhan
						Mr. William G. Forhan, CEO

						Invicta Group Inc.


Date: 3/29/07				By: /s/ David Scott
						Mr. David Scott, COO

						Invicta Group Inc.


Date: 3/29/07				By: /s/ Mercedes Henze
						Mercedes Henze, Director


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